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                                                                    EXHIBIT 23.3

             CONSENT OF MCDONNELL, BOEHNEN, HULBERT, BERGHOFF LTD.

      We hereby consent to the reference to our firm contained in the Registration Statement on Form S-1 of Megabios Corp. under the caption "Experts."


                                      MCDONNELL, BOEHNEN, HULBERT,
                                       BERGHOFF LTD.



                                      By:/s/ John McDonnell
                                         ------------------------
                                         John McDonnell


July 31, 1997


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